Contracted concessional assets	12 Months Ended
Dec. 31, 2021
Contracted concessional assets [Abstract]
Contracted concessional assets
Note 6.- Contracted concessional assets

Contracted concessional assets correspond to the assets of the Company recorded as intangible or financial assets in accordance with IFRIC 12, property plant and equipment in accordance with IAS 16 and financial asset in accordance with IFRS 16.

For further details on the application of IFRIC 12 to assets of the Company, see Appendix III.

a)	The following table shows the movements of assets included in the heading “Contracted Concessional assets” for 2021:

Cost	Financial assets under IFRIC 12	Financial assets under IFRS 16 (Lessor)	Intangible assets under IFRIC 12	Intangible assets under IFRS 16 (Lessee)	Property, plant and equipment under IAS 16 and other intangible assets under IAS 38	Total assets
Total as of January 1, 2021	936,837	2,941	9,467,309	66,230	350,720	10,824,037
Additions	922	442	40,383	2,459	14,204	58,410
Subtractions	-	-	(348)	-	(21,282)	(21,630)
Business combinations (Note 5)	-	-	-	19,148	522,932	542,080
Currency translation differences	(9,519)	(540)	(334,497)	(5,019)	(20,703)	(370,278)
Reclassification and other movements	(53,715)	-	29,692	-	10,539	(13,484)
Total cost	874,525	2,843	9,202,539	82,818	856,410	11,019,135

Depreciation, amortization and impairment	Financial assets under IFRIC 12	Financial assets under IFRS 16 (Lessor)	Intangible assets under IFRIC 12	Intangible assets under IFRS 16 (Lessee)	Property, plant and equipment under IAS 16 and other intangible assets under IAS 38	Total assets
Total as of January 1, 2021	(87,689)	-	(2,442,520)	(10,060)	(128,350)	(2,668,619)
Additions	(418)	-	(424,181)	(4,759)	(31,003)	(460,361)
Reversal of impairment	24,929	-	-	-	-	24,929
Currency translation differences	289	-	97,356	714	8,125	106,484
Total depreciation, amortization and impairment	(62,889)	-	(2,769,345)	(14,105)	(151,228)	(2,997,567)

The increase in the contracted concessional assets cost is primarily due to business combinations for a total amount of $542 million (Note 5), partially offset by the lower value of the Euro denominated assets since the exchange rate of the Euro decreased against the U.S. dollar since December 31, 2020.

This increase is mainly offset by the amortization charge for the year and the impairment registered in Solana (see below).

The decrease included in “Reclassification and other movement” is mainly due to the reclassification from the long to the short term of the current portion of the contracted concessional financial assets.

Solana triggering event of impairment

Considering the delays in the improvements and replacements that the Company is carrying out in the storage system in Solana and their impact on production in 2021, as well as an increase in the discount rate, the Company identified an impairment triggering event, in accordance with IAS 36, Impairment of assets. As a result, an impairment test has been performed which resulted in the recording of an impairment loss of $43 million as of December 31, 2021.

The impairment has been recorded within the line “Depreciation, amortization and impairment charges” of the consolidated income statement, decreasing the amount of “Contracted concessional assets” pertaining to the Renewable energy sector and the North America geography. The recoverable amount considered is the value in use and amounts to $943 million for Solana, as of December 31, 2021. A specific discount rate has been used in each year considering changes in the debt/equity leverage ratio over the useful life of this project, resulting in the use of a range of discount rates between 4.5% and 5.0%.

An adverse change in the key assumptions which are individually used for the valuation could lead to future impairment recognition; specifically, a 5% decrease in generation over the entire remaining useful life (PPA) of the project would generate an additional impairment of approximately $69 million. An increase of 50 basis points in the discount rate would lead to an additional impairment of approximately $41 million.

The Company did not identify any other triggering event of impairment of its contracted concessional assets as of December 31, 2021.

Expected credit losses

The impairment provision based on the expected credit losses on contracted concessional financial assets, calculated in accordance with IFRS 9, Financial instruments, decreased by $25 million in the year ended December 31, 2021, primarily in ACT following an improvement of its client’s credit risk metrics.

b)	The following table shows the movements of assets included in the heading “Contracted Concessional assets” for 2020:

Cost	Financial assets under IFRIC 12	Financial assets under IFRS 16 (Lessor)	Intangible assets under IFRIC 12	Intangible assets under IFRS 16 (Lessee)	Property, plant and equipment under IAS 16 and other intangible assets under IAS 38	Total assets
Total as of January 1, 2020	872,945	3,459	9,183,011	60,618	264,564	10,384,597
Additions	-	-	29,213	1,832	4,310	35,355
Subtractions	-	-	(71,706)	(954)	(223)	(72,883)
Business combinations (Note 5)	102,560	-	-	385	63,916	166,861
Currency translation differences	(8,166)	(163)	326,791	4,349	18,153	340,964
Reclassification and other movements	(30,502)	(355)	-	-	-	(30,857)
Total cost	936,837	2,941	9,467,309	66,230	350,720	10,824,037

Depreciation, amortization and impairment	Financial assets under IFRIC 12	Financial assets under IFRS 16 (Lessor)	Intangible assets under IFRIC 12	Intangible assets under IFRS 16 (Lessee)	Property, plant and equipment under IAS 16 and other intangible assets under IAS 38	Total assets
Total as of January 1, 2020	(57,258)	-	(2,055,946)	(6,585)	(103,679)	(2,223,468)
Additions	(27,111)	-	(338,393)	(3,527)	(15,958)	(384,989)
Subtractions	-	-	17,571	634	49	18,253
Reversal of impairment	-	-	18,787	-	-	18,787
Business combinations (Note 5)	(3,797)	-	-	-	-	(3,797)
Currency translation differences	476	-	(84,538)	(581)	(8,762)	(93,405)
Total depreciation, amortization and impairment	(87,689)	-	(2,442,520)	(10,060)	(128,350)	(2,668,619)

During 2020, the cost of contracted concessional assets increased primarily due to the effect of the appreciation of the Euro against the U.S. dollar for the year ended December 31,2020, compared to the year ended December 31, 2019, and to the acquisition of new concessional assets (Note 5).

This increase was mainly offset by the amortization charge for the year and the write-off registered in Solana (see below).

The decrease included in “Reclassification and other movements” was mainly due to the reclassification from the long to the short term of the current portion of the contracted concessional financial assets.

Solana storage system partial write-off

The availability in the storage system of Solana was lower than expected in 2020 due to certain leaks identified in the storage system in the first quarter. The Company identified some elements of the storage system to be replaced, which were written off in these Consolidated Financial Statements through profit and loss in the line “Depreciation, amortization, and impairment charges” for an estimated net book value of approximately $48 million.

Solana triggering event of impairment

The Company identified in 2020 a triggering event of impairment for Solana as a result of the underperformance of the plant in terms of production. The Company therefore performed an impairment test as of December 31, 2020, which resulted in the recoverable amount (value in use) exceeding the carrying amount of the asset by 10%. To determine the value in use of the asset, a specific discount rate had been used in each year considering changes in the debt/equity leverage ratio over the useful life of this project, resulting in the use of a range of discount rates between 3.8% and 4.3%.

An adverse change in the key assumptions which are individually used for the valuation would not have led to future impairment recognition; neither in case of a 5% decrease in generation over the entire remaining useful life (PPA) of the project nor in case of an increase of 50 basis points in the discount rate.

Change in the useful life of the solar plants in Spain

Further to the recent developments in the Energy and Climate Policy Framework adopted by Spain in 2020, the Company concluded that the expected deep transformation of the electricity sector in Spain would probably significantly reduce the market price at which the electricity is sold in the mid- to long-term. In particular, the Company believed this may impact the price captured by the Company’s solar plants in Spain after the end of the regulation in place (2035 to 2038 onwards). As a result, the price captured by the plants after 2035 to 2038 (the end of the 25 years regulatory period) would likely not be sufficient to cover operating costs. In this case, the plants would stop operating and be dismantled at that point in time.

The Company believed that it was possible that long-term price evolution and technology changes could result in scenarios where the plants may continue to operate after the end of the regulatory period. Nevertheless, given the information currently available, the Company decided to reduce the useful life of the CSP plants in Spain from 35 years to 25 years after COD. This change of estimate of the useful life, effective September 1st, 2020, was accounted for as a change in accounting estimate in accordance with IAS 8, Accounting Policies, Changes in Accounting Estimates and Errors.

The main impacts recorded prospectively in these Consolidated Financial Statements were:

-
an increased amortization charge from September 1st, 2020, considering the reduction in the residual useful life of the plants. The impact was approximately $23 million as of December 31, 2020, recorded within the line “Depreciation, amortization and impairment charges” in the profit and loss statement.

-
an increase in the discounted value of the dismantling provision, as the dismantling of the plants would occur earlier. The provision increased by approximately $13 million as of December 31, 2020 (Note 16).

In addition, reducing the useful life of the solar plants in Spain was a triggering event of impairment, given that the recoverable amount of the asset is negatively impacted if the plants stop operating in year 25 after COD.

The Company therefore performed an impairment test as of December 31, 2020, which resulted in the recoverable amount (value in use) exceeding the carrying amount of the assets by 6%. To determine the value in use of the assets, a specific discount rate had been used in each year considering changes in the debt/equity leverage ratio over the useful life of these projects, resulting in the use of a range of discount rates between 3.3% and 3.8%.

An adverse change in the key assumptions which were individually used for the valuation would not have led to future impairment recognition; neither in case of a 5% decrease in generation over the entire remaining useful life of the projects nor in case of an increase of 50 basis points in the discount rate.

Palmatir and Cadonal impairment reversals

As part of the triggering event analysis performed for Palmatir and Cadonal assets in 2020, the Company identified factors, such as a reduced discount rate according to favorable market conditions, increasing their recoverable amount (value in use). The Company therefore performed an impairment test as of December 31, 2020, which resulted in the reversal of impairments previously recorded, for an amount of $15.6 million and $3.1 million in Cadonal and Palmatir, respectively, recorded within the line “Depreciation, amortization and impairment charges” of the profit and loss statement.

No losses from impairment of contracted concessional assets, excluding any change in the provision for expected credit losses under IFRS 9, Financial instruments, were recorded during the year ended December 31, 2020. The impairment provision based on the expected credit losses on contracted concessional financial assets increased by $29 million in the year ended December 31, 2020, primarily in ACT.